Exhibit 99.1

SEGMENT REPORTING CHANGES
This document provides summary recast segment financial information for fiscal year 2020 to reflect the following:
Media and Entertainment Reorganization
In October 2020, the Company reorganized its media and entertainment operations, which have been previously reported in three segments: Media Networks, Studio Entertainment and Direct-to-Consumer & International. Under this reorganization, a single group is responsible for distributing all of the Company’s media and entertainment content across all platforms globally. This distribution organization will have full accountability for the financial results of the media and entertainment businesses, and content will be created by three production groups: Studios, General Entertainment and Sports.
As a result of the reorganization, effective at the beginning of the first quarter of fiscal 2021, the financial results of the media and entertainment businesses will be reported as one segment, Disney Media and Entertainment Distribution (DMED). We will report operating results for the DMED segment across three significant lines of business/distribution platforms: Direct-to-Consumer (DTC), Linear Networks and Content Sales/Licensing (primarily comprising theatrical, home entertainment and third-party television and subscription video-on-demand “TV/SVOD” distribution globally).
Intersegment Transfer Pricing
Under our previous segment structure, in certain instances production and distribution activities were in different segments. In these situations, for segment financial accounting purposes, the producer segment would recognize revenue based on an intersegment transfer price that included a “mark-up”. These transactions were reported “gross” (i.e. the segment producing the content reported revenue and the mark-up from intersegment transactions, and the required eliminations were reported on a separate “Eliminations” line when presenting a summary of our segment results). Under our new segment structure, the operating results of the production and distribution activities are reported in the same segment, and the fully loaded production cost will be allocated across the distribution platforms which are utilizing the content.
Elimination of Consumer Products Revenue Share
Under our legacy segment financial reporting, the Studio Entertainment segment received a revenue share related to the consumer products business, which is included in the Disney Parks, Experiences and Products (DPEP) segment. Under the new reporting structure, DMED will not receive a revenue share from DPEP related to the consumer products business.
We are recasting our segment operating results for fiscal year 2020 to reflect these changes, which have no impact on our historically reported net income or earnings per share.

TABLE OF CONTENTS	Page
• Significant Operations and Major Revenue and Expense Categories by Segment	2 - 3
• Summary of Segment Reporting Changes	4
• Summary Recast Fiscal 2020 Quarterly Segment Results	5 - 7

SIGNIFICANT OPERATIONS AND MAJOR REVENUE AND EXPENSE CATEGORIES BY SEGMENT
The significant operations and major revenue and expense categories for each segment are as follows:
Disney Media and Entertainment Distribution
•Significant operations:
◦Linear Networks
▪Domestic Channels: ABC Television Network and eight owned ABC television stations (Broadcasting), and Disney, ESPN, Freeform, FX and National Geographic branded domestic television networks (Cable)
▪International Channels: Disney, ESPN, Fox, National Geographic and Star branded television networks outside of the U.S.
▪A 50% equity investment in A+E Television Networks (A+E), which operates a variety of cable channels including A&E, HISTORY and Lifetime
◦Direct-to-Consumer
▪Disney+, Disney+Hotstar, ESPN+, Hulu and Star+ DTC streaming services
◦Content Sales/Licensing
▪Sale of film and television content to third-party TV/SVOD services
▪Theatrical distribution
▪Home entertainment distribution (DVD, Blu-ray and electronic home video licenses)
▪Music distribution
▪Staging and licensing of live entertainment events on Broadway and around the world (stage plays)
•DMED also includes the following activities that are reported with Content Sales/Licensing:
◦Post-production services through Industrial Light & Magic and Skywalker Sound
◦A 30% ownership interest in Tata Sky Limited, which operates a direct-to-home satellite distribution platform in India
•Significant revenues:
◦Affiliate fees - Fees charged by our linear networks to multi-channel video programming distributors (i.e. cable, satellite, telecommunications and digital over-the-top (e.g. Hulu, YouTube TV) service providers) (MVPDs) and to television stations affiliated with the ABC Network for the right to deliver our programming to their customers
◦Advertising - Sales of advertising time/space on our networks, DTC streaming services and owned television stations
◦Subscription fees - Fees charged to customers/subscribers for our DTC services
◦TV/SVOD distribution - Licensing fees and other revenue for the right to use our film and television productions and revenue from fees charged to customers to view our sports programming (“pay-per-view”) and Premier Access content. TV/SVOD distribution revenue is primarily reported within Content Sales/Licensing, except for pay-per-view and Premier Access revenue, which is reported within Direct-to-Consumer
◦Theatrical distribution - Rentals from licensing our film productions to theaters
◦Home entertainment - Sale of our film and television content to retailers and distributors in home video formats
◦Other content sales/licensing revenue - Revenues from licensing our music, ticket sales from stage play performances and fees from licensing our intellectual properties for use in stage plays
◦Other revenue - Fees from sub-licensing of sports programming rights (which are reported within Linear Networks) and sales of post-production services (which are reported with Content Sales/Licensing)

•Significant expenses:
◦Operating expenses consist primarily of programming and production costs, participations and residuals expense, technical support costs, operating labor, distribution costs and costs of sales. Operating expenses also includes fees received by the Linear Networks from other DMED businesses for the right to air our linear networks and related services. Programming and production costs are largely incurred across three production and content licensing groups, as follows:
▪Studios - Primarily film production under the Walt Disney Pictures, Twentieth Century Studios, Marvel, Lucasfilm, Pixar, Searchlight Pictures and Blue Sky Studios banners
▪General Entertainment - Television production and programming under the ABC Signature, 20th Television, Touchstone Television, Disney Channel, Freeform, FX, National Geographic, and Star banners
▪Sports - Professional and college sports production and programming
◦Selling, general and administrative costs
◦Depreciation and amortization
Disney Parks, Experiences and Products
•Significant operations:
◦Parks & Experiences:
▪Theme parks and resorts, which include: Walt Disney World Resort in Florida; Disneyland Resort in California; Disneyland Paris; Hong Kong Disneyland Resort (48% ownership interest); Shanghai Disney Resort (43% ownership interest), all of which are consolidated in our results. Additionally, the Company licenses our intellectual property to a third party to operate Tokyo Disney Resort
▪Disney Cruise Line, Disney Vacation Club, and Aulani, a Disney Resort & Spa in Hawaii
◦Consumer Products:
▪Licensing of our trade names, characters, visual, literary and other intellectual properties to various manufacturers, game developers, publishers and retailers throughout the world, for use on merchandise, published materials and games
▪Sale of branded merchandise through retail, online and wholesale businesses, and development and publishing of books, comic books and magazines
•Significant revenues:
◦Theme park admissions - Sales of tickets for admission to our theme parks
◦Parks & Experiences merchandise, food and beverage - Sales of merchandise, food and beverages at our theme parks and resorts and cruise ships
◦Resorts and vacations - Sales of room nights at hotels, sales of cruise and other vacations and sales and rentals of vacation club properties
◦Merchandise licensing and retail:
▪Merchandise licensing - Royalties from licensing our intellectual properties for use on consumer goods
▪Retail - Sales of merchandise at The Disney Stores and through branded internet shopping sites, as well as to wholesalers (including books, comic books and magazines)
◦Parks licensing and other - Revenues from sponsorships and co-branding opportunities and real estate rent and sales. In addition, we earn royalties on Tokyo Disney Resort revenues
•Significant expenses:
◦Operating expenses consist primarily of operating labor, costs of goods sold, infrastructure costs, supplies, commissions and entertainment offerings. Infrastructure costs include information systems expense, repairs and maintenance, property taxes, utilities and fuel, retail occupancy costs, insurance and transportation
◦Selling, general and administrative costs
◦Depreciation and amortization

SUMMARY OF SEGMENT REPORTING CHANGES
The following table presents a reconciliation of previously reported segment results for fiscal 2020 to the recast segment results for fiscal 2020 reflecting (1) the elimination of gross reporting of intersegment content transactions under our legacy segment reporting, (2) the elimination of revenue share related to consumer products, and (3) the realignment of the legacy media and entertainment businesses into DMED:

		Elimination of Gross Reporting of Content Transactions Between Prior Segments	Elimination of Revenue Share

	As Originally Reported			Realignment of Businesses into DMED
(unaudited; in millions)				Linear Networks	Direct-to-Consumer	Content Sales/Licensing and Other	Affiliate fee elimination	As Recast
Revenues:
Media Networks	$28,393	$(3,052)	$—	$(21,477)	$—	$(3,864)	$—	$—
Disney Parks, Experiences and Products	16,502	—	536	—	—	—	—	17,038
Studio Entertainment	9,636	(2,296)	(536)	—	—	(6,804)	—	—
Direct-to-Consumer & International	16,967	—	—	(6,106)	(10,552)	(309)	—	—
Eliminations	(6,110)	5,348	—	—	—	—	762	—
Disney Media and Entertainment Distribution	—	—	—	27,583	10,552	10,977	(762)	48,350
	$65,388	$—	$—	$—	$—	$—	$—	$65,388

Segment operating income (loss):
Media Networks	$9,022	$(2,083)	$—	$(8,139)	$1,439	$(239)	$—	$—
Disney Parks, Experiences and Products	(81)	—	536	—	—	—	—	455
Studio Entertainment	2,501	(1,333)	(536)	33	300	(965)	—	—
Direct-to-Consumer & International	(2,806)	2,888	—	(1,307)	1,174	51	—	—
Eliminations	(528)	528	—	—	—	—	—	—
Disney Media and Entertainment Distribution	—	—	—	9,413	(2,913)	1,153	—	7,653
	$8,108	$—	$—	$—	$—	$—	$—	$8,108
The following table reconciles the fiscal 2020 quarterly income (loss) before income taxes to segment operating income:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Income (loss) from continuing operations before income taxes	$2,626	$1,051	$(4,840)	$(580)	$(1,743)
Add/(subtract):
Corporate and unallocated shared expenses	237	188	179	213	817
Restructuring and impairment charges	150	145	5,047	393	5,735
Other income, net	—	—	(382)	(656)	(1,038)
Interest expense, net	283	300	412	496	1,491
Amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs	700	723	683	740	2,846
Segment operating income	$3,996	$2,407	$1,099	$606	$8,108

SUMMARY RECAST FISCAL 2020 QUARTERLY SEGMENT RESULTS
The following is a summary of quarterly fiscal 2020 segment revenues and operating income (loss) presented under the new segment reporting structure:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
Disney Media and Entertainment Distibution	$13,297	$12,365	$10,714	$11,974	$48,350
Disney Parks, Experiences and Products	7,580	5,660	1,065	2,733	17,038
	$20,877	$18,025	$11,779	$14,707	$65,388
Segment operating income (loss):
Disney Media and Entertainment Distribution	$1,474	$1,651	$2,977	$1,551	$7,653
Disney Parks, Experiences and Products	2,522	756	(1,878)	(945)	455
	$3,996	$2,407	$1,099	$606	$8,108
Disney Media and Entertainment Distribution
Revenue and operating results for the Disney Media and Entertainment Distribution segment are as follows:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
Linear Networks	$7,536	$7,025	$6,010	$7,012	$27,583
Direct-to-Consumer	2,025	2,515	2,712	3,300	10,552
Content Sales/Licensing and Other	3,910	3,011	2,183	1,873	10,977
Elimination of Intrasegment Revenue(1)	(174)	(186)	(191)	(211)	(762)
Disney Media and Entertainment Distribution	$13,297	$12,365	$10,714	$11,974	$48,350
Segment operating income (loss):
Linear Networks	$1,808	$2,481	$3,285	$1,839	$9,413
Direct-to-Consumer	(1,110)	(805)	(624)	(374)	(2,913)
Content Sales/Licensing and Other	776	(25)	316	86	1,153
Disney Media and Entertainment Distribution	$1,474	$1,651	$2,977	$1,551	$7,653
(1) Reflects fees received by the Linear Networks from other DMED businesses for the right to air our linear networks and related services.

Operating results for Linear Networks are as follows:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
Affiliate fees(1)	$4,614	$4,715	$4,495	$4,867	$18,691
Advertising	2,731	2,171	1,335	2,015	8,252
Other	191	139	180	130	640
Total Revenue	7,536	7,025	6,010	7,012	27,583
Operating expenses	(4,958)	(3,776)	(2,091)	(4,484)	(15,309)
Selling, general, administrative and other	(918)	(888)	(776)	(748)	(3,330)
Depreciation and amortization	(66)	(57)	(74)	(65)	(262)
Equity in the income of investees	214	177	216	124	731
Operating income	$1,808	$2,481	$3,285	$1,839	$9,413
(1) Includes fees received by the Linear Networks from other DMED businesses for the right to air our linear networks and related services.
Operating results for Direct-to-Consumer are as follows:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
Subscription fees	$1,326	$1,796	$2,129	$2,394	$7,645
Advertising	599	558	509	691	2,357
TV/SVOD distribution and other	100	161	74	215	550
Total Revenue	2,025	2,515	2,712	3,300	10,552
Operating expenses(1)	(2,343)	(2,465)	(2,546)	(2,724)	(10,078)
Selling, general, administrative and other	(732)	(794)	(727)	(873)	(3,126)
Depreciation and amortization	(60)	(60)	(63)	(77)	(260)
Equity in the income of investees	—	(1)	—	—	(1)
Operating loss	$(1,110)	$(805)	$(624)	$(374)	$(2,913)
(1) Includes fees received by the Linear Networks from other DMED businesses for the right to air our linear networks and related services.
Operating results for Content Sales/Licensing and Other are as follows:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
TV/SVOD distribution	$1,439	$1,524	$1,411	$1,299	$5,673
Theatrical distribution	1,408	603	51	72	2,134
Home entertainment	596	489	470	247	1,802
Other	467	395	251	255	1,368
Total Revenue	3,910	3,011	2,183	1,873	10,977
Operating expenses	(1,998)	(2,110)	(1,459)	(1,304)	(6,871)
Selling, general, administrative and other	(1,095)	(836)	(318)	(379)	(2,628)
Depreciation and amortization	(62)	(63)	(73)	(93)	(291)
Equity in the income of investees	21	(27)	(17)	(11)	(34)
Operating income (loss)	$776	$(25)	$316	$86	$1,153

Disney Parks, Experiences and Products
Operating results for the Disney Parks, Experiences and Products segment are as follows:

	Quarter Ended				Year Ended Oct. 3, 2020
(unaudited; in millions)	Dec. 28, 2019	Mar. 28, 2020	Jun. 27, 2020	Oct. 3, 2020
Revenues:
Theme park admissions	$2,067	$1,554	$34	$383	$4,038
Parks & Experiences merchandise, food and beverage	1,691	1,276	63	411	3,441
Resorts and Vacations	1,631	1,377	80	314	3,402
Merchandise licensing and retail	1,669	1,017	721	1,314	4,721
Parks licensing and other	522	436	167	311	1,436
Total Revenue	7,580	5,660	1,065	2,733	17,038
Operating expenses	(3,703)	(3,555)	(1,801)	(2,426)	(11,485)
Selling, general, administrative and other	(758)	(733)	(507)	(644)	(2,642)
Depreciation and amortization	(594)	(610)	(629)	(604)	(2,437)
Equity in the income of investees	(3)	(6)	(6)	(4)	(19)
Operating income (loss)	$2,522	$756	$(1,878)	$(945)	$455
As part of our ongoing financial reporting, we provide supplemental revenue and operating information for DPEP detailed between Domestic Parks, International Parks and Consumer Products. The only change reflected in this document that impacts DPEP is the elimination of the Consumer Products revenue share. Accordingly, the historical supplemental information for Domestic and International Parks is unchanged.